Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.26K

THIRTEENTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Thirteenth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

whereas, CSG pursuant to the terms of the Agreement, CSG provides and Customer consumes CSG Vantage® Plus Services (“Vantage Plus”); and

WHEREAS, Customer has requested and CSG has agreed to provide modifications to Vantage Plus for archival storage services; and

WHEREAS, the parties agree to amend the terms of the Vantage Plus archival storage services and certain of the fees related thereto.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree as follows as of the date last signed below (the “Effective Date”).

1.

The parties agree to amend the terms of Vantage Plus Services such that references in the Agreement, including Schedule C, “Recurring Services” to an archival and/or storage period of **** (*) ***** related to Report Images and/or Report Tables shall be deemed amended to be a storage period of ***** (*) *****.

2.

Further, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F, “Fees,” Section 1., “CSG Services,” subsection V., “Advanced Reporting,” subsection B, “CSG Vantage® Plus,” shall be deleted in its entirety and replaced as follows:

B.  CSG Vantage® Plus (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.CSG Vantage Plus (Note 3)
a.Startup – Tables (per **********)
i.Initial Vantage Plus Setup	*** *******	$*********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Description of Item/Unit of Measure	Frequency	Fee

b.******* Fee includes the following (per ********) (Note 5)

▪*** ******* (***) concurrent user IDs

▪All Report Tables

▪Standard report retention:

▪Monthly Reports – ** ****

▪Daily Reports – ** ****

▪Weekly Reports – ** ****

▪Vantage Near Real Time Tables (Note 4)

	*******	$*********
c.Additional Reports:
i.Non-ACP Reports or Report Table	*** *******	*****
d.Setup and Modifications to the environment
i.Additional user IDs (per **** **)	*** *******	$******
ii.Additional report development (per ******)	*** *******	$********
iii.Web system and principle configuration changes (per **********, per ****) (Note 2)	*** *******	$********
iv.Extended Retention	*** *******	*****
v.Add *** (*) processors to Customer’s CSG Vantage partition ($*********/per *********)	*** *******	$*********
vi.Annual maintenance of the *** (*) processors (**% fee per *********; $********/per *********)	********	$********
2.CSG Vantage Plus Archives (Notes 6-8)
a.Set Up Fee – Production Environment (Enterprise-wide)	********	$*********
b.Pre-load of *** (*) ****** of historical Report Image data	********	$*********
c.Storage Fees for Report Tables (per ********, subject to Note 7)	*******	******** ** ***
d.Storage Fees for Customer-requested Report Images (per ********, subject to Note 8) that are stored for more than ***** (*) *****	*******	$********

Note 1: Lead times vary for specific items included in Vantage Plus.  CSG Product Management must be consulted for most current lead time requirements.

Note 2: A site is defined as all system principles accessed and administered in the CSG Vantage Plus application in accordance with the Agreement.

Note 3: Customer is responsible for the networking facility to access CSG Vantage Plus.

Note 4: Retention shall not exceed *********** (**) ***** for Near Real-Time tables.

Note 5: Customer shall have Web access to all Report Tables through CSG’s Vantage Plus application for the fees set forth above.  If Customer elects to subscribe to a report for which CSG has previously made a relational table, Customer may access such report data through core CSG Vantage as well.

Note 6: CSG shall provide configuration for up to *** ******* (***) ***** and retention of Report Images for up to ***** (*) *****, with no Storage Fees, as an item included in the BSC.

Note 7: Storage capacity will be measured ******* in *********.  The ******* Storage Fee will be included in the BSC for the ***** ******** and $******** for each ******** thereafter.  For example: If, during a ********* period, Customer utilizes ***** ********* of storage for its archival report storage, Customer will not be invoiced an additional fee for that *****; ******* ********* will be invoiced in the amount of $********; ******* will be invoiced in the amount of $********, etc.

Note 8: Customer has a current allotment of *** ******* (***) ***** that may access Vantage Plus Archives.

3.     Further, for purposes of clarification, Schedule F; Line Item 17 of “The Monthly BSC for Video and High Speed Data, and Residential Voices Services includes the following” shall be deleted in its entirety and replaced as follows:

17.   CSG Vantage Plus® Archives (for up to *** ******* (***) ***** and retention of Report Images for up to ***** (*) *****). CSG Vantage Plus® Archives provides archival storage services through a CSG hosted, browser based application.  ACP system-generated production report images ("Report Images") are stored in an archived data store and are accessible in HTML, PDF, and ASCII text formats (refer to Section 1, “CSG SERVICES,” subsection V, “Advanced Reporting,” subsection B, “CSG Vantage® Plus,” of Schedule F to the Agreement for items that are billed separately and excluded from the BSC).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the Effective Date (defined above).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: Mike Ciszek	Title: Gregory L. Cannon
Name: SVP - Billing Strategy and Operation	Name: SVP, General Counsel & Secretary
Date: 4/6/18	Date: 4/6/18